FOURTH AMENDMENT
TO
ADVISORY AGREEMENT
AMONG
STRATEGIC REALTY TRUST, INC.
STRATEGIC REALTY OPERATING PARTNERSHIP, LP,
AND
SRT ADVISOR, LLC
THIS FOURTH AMENDMENT TO THE ADVISORY AGREEMENT (“FOURTH AMENDMENT”), dated as of July 25, 2017 (the “Effective Date”) is entered into by and among Strategic Realty Trust Inc., a Maryland corporation (the “Company”), Strategic Realty Operating Partnership, LP, a Delaware limited partnership (the “Operating Partnership”), and SRT Advisor, LLC, a Delaware limited liability company (the “Advisor”). Capitalized terms used herein but not otherwise defined shall have the meanings ascribed to them in the Advisory Agreement.

W I T N E S S E T H
WHEREAS, the Company, the Operating Partnership and the Advisor entered into that certain Advisory Agreement dated as of August 10, 2013, which was amended by that certain First Amendment to Advisory Agreement dated as of July 15, 2014, that Second Amendment to Advisory Agreement dated as of August 3, 2015 and that Third Amendment to Advisory Agreement dated as of July 19, 2016 (as amended by this Fourth Amendment , the “Advisory Agreement”) which by its current terms will expire on August 9, 2017; and
WHEREAS, the parties hereto desire to renew the Advisory Agreement for an additional 12 months from August 10, 2017, on the terms and conditions set forth below.

NOW, THEREFORE, in consideration of the foregoing and of the mutual covenants and agreements contained herein, the parties hereto, intending to be legally bound, hereby agree as follows:

1.	Term: The Advisory Agreement is hereby renewed for an additional term of twelve months, beginning on August 10, 2017.

2.	Except as specifically set forth above, the Advisory Agreement shall remain unmodified, and in full force and effect.

IN WITNESS WHEREOF, the parties hereto have executed this Fourth Amendment as of the date first above written.

Strategic Realty Trust, Inc.

By:    ____________________________
Andrew Batinovich, President

Strategic Realty Operating Partnership, L.P.
By:    Strategic Realty Trust, Inc.
Its General Partner
By:    _________________________________
Andrew Batinovich, President

SRT Advisor, LLC
By:    ________________________________
    G. Lee Burns, SVP